UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2015

Hurco Companies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-9143	35-1150732
(Commission File Number)	(IRS Employer Identification No.)

One Technology Way
Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 293-5309

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On June 5, 2015, Hurco Companies, Inc. (the "Registrant") reported its results of operations for the second quarter ended April 30, 2015. The Registrant's earnings release for the period is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The attached Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K.

Item 7.01	Regulation FD Disclosure

The Registrant’s press release issued on June 5, 2015 announced the payment of a cash dividend of $0.08 per share of common stock.

A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release of Hurco Companies, Inc. dated June 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2015

HURCO COMPANIES, INC.

By:	/s/ Sonja K. McClelland
Sonja K. McClelland,
Vice President, Secretary, Treasurer
and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Hurco Companies, Inc. dated June 5, 2015